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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




Date of Report:  September 28, 1998



                        INTERNEURON PHARMACEUTICALS, INC.
               (Exact name of registrant as specified in charter)


                                    DELAWARE
                 (State of other jurisdiction of incorporation)


          0-18728                                           043047911
(Commission File Number)                       (IRS Employer Identification No.)


One Ledgemont Center, 99 Hayden Avenue, Lexington, Massachusetts           02421
(Address of principal executive offices)                              (Zip Code)


Registrant's telephone no. including area code:  (781) 861-8444
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Item 5.           Other Events

Preliminary Approval of Settlement Agreement

         On September 28, 1998, Interneuron Pharmaceuticals, Inc. (the "Company") announced that the U.S. District Court for the Eastern District of Pennsylvania (the "Court") preliminarily approved an Agreement of Compromise and Settlement (the "Settlement Agreement") between the Company and the Plaintiffs' Management Committee ("PMC") relating to the proposed settlement of all product liability litigation and claims against the Company relating to Redux(TM) (dexfenfluramine). As part of the Settlement Agreement, the Company and the PMC entered into a royalty agreement relating to a portion of the payments proposed to be made to the settlement fund.

         Reference is made to (i) the Company's press release dated September 28, 1998 filed as Exhibit 99.1 hereto; (ii) the Agreement of Compromise and Settlement, filed as Exhibit 99.2 hereto; and (iii) the Royalty Agreement, filed as Exhibit 99.3 hereto, each incorporated by reference herein.

Termination of Intercardia collaboration with Astra Pharmaceuticals (formerly Astra-Merck)

         On September 30, 1998, Intercardia, Inc., the Company's majority-owned subsidiary ("Intercardia"), and Astra Pharmaceuticals, L.P. (formerly Astra-Merck Inc.) ("Astra") announced termination of an agreement among Intercardia, CPEC, Inc., a majority-owned subsidiary of Intercardia which is minority-owned by the Company, and Astra for the U.S. development and commercialization of BEXTRA(R) (bucindolol HCl), a drug under development for the treatment of congestive heart failure. In connection with the termination of this agreement, Astra agreed to return to Intercardia and CPEC all its rights and information relating to bucindolol and has made a $4 million cash payment to CPEC.

         Reference is made to the press release of Intercardia and Astra dated September 30, 1998 filed as Exhibit 99.4 hereto and incorporated by reference herein.

Item 7        Financial Statements, Pro Forma Financial Information and Exhibits
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         (c)  Exhibits

              99.1 Press Release of the Company dated September 28, 1998
              99.2 Agreement of Compromise and Settlement, including
                   Appendices dated September 21, 1998
              99.3 Royalty Agreement between the Company and the
                   PMC dated September 21, 1998
              99.4 Press Release of Intercardia and Astra dated September
                   30, 1998



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    INTERNEURON PHARMACEUTICALS, INC.



                                    By:/S/ Glenn L. Cooper
                                       --------------------------------------
                                       Glenn L. Cooper, M.D.
                                       President and Chief Executive Officer

Dated:  October 2, 1998